6/19/98                                                                                                                  PAGE 1 OF 4


                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 2 (Sub-Pools 3 & 4)
                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1997-4 Group 2 for June 25, 1998, the Remittance date.

                                                   Due period ended: June 1, 1998
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                             Group 2               Sub-Pool 3           Sub-Pool 4
                                                                             -------               ----------           ----------
   Collections
 1 Total Actual Principal Collections                                       2,594,048.00            586,248.02          2,007,799.98
 2 Total Actual Interest Collections                                        1,256,058.48            437,691.37            818,367.11
 3 Service Fees Previously Remitted                                            52,030.43             17,982.28             34,048.15
 4 Additional Proceeds                                                              0.00                  0.00                  0.00
                                                                            ------------          ------------          ------------
 5 Total Collections:                                                       3,798,076.05          1,005,957.11          2,792,118.94

 6 Pre-Funding Account Transfers                                                1,605.28                142.85              1,462.43
 7 Interest Coverage Account Transfer                                         302,763.45                  1.23            302,762.22
 8 Deferrred Interest Coverage Account Transfer                                     0.00                  0.00                  0.00
                                                                            ------------          ------------          ------------
 9 Aggregate Amount Received:                                               4,102,444.78          1,006,101.19          3,096,343.59

   Monthly Advances
10 Delinquent Interest Advance                                                136,619.22             30,937.73            105,681.49
11 Compensating Interest                                                        8,553.60              2,571.74              5,981.86
12 Amounts Held for Future Distributions                                            0.00                  0.00                  0.00
13 Cross Collateral Deposit                                                         0.00                  0.00                  0.00
14 Reserve Withdrawal per Sec. 6.14                                                 0.00                  0.00                  0.00
                                                                            ------------          ------------          ------------
15 Available Remittance Amount:                                             4,247,617.60          1,039,610.66          3,208,006.94

   Fees
16 Service Fees                                                                45,789.34              9,573.82             36,215.52
17 Expense Account Deposit:                                                     4,784.79              1,333.44              3,451.35
                                                                            ------------          ------------          ------------
18 Adjusted Remittance Amount:                                              4,197,043.47          1,028,703.40          3,168,340.07

   Remaining Amount Available:
19    Adjusted Remittance Amount                                            4,197,043.47
20    Insured Payments due                                                          0.00
21    Insurance Account Deposit @ 13 bp
         the Ending Principal Balance                                          20,734.11
22    Cross Collateral Withdrawal                                                   0.00
23    Class Remittance Amounts                                              4,176,309.36
24    Non-Recoverable Advances not
         Previously Reimbursed                                                      0.00
                                                                            ============
25 Total Remaining Amount Available:                                                0.00
                                                                            ============

   Reimbursements due Pursuant to Sec. 5.04
26    Servicing Fee                                                                 0.00                  0.00                  0.00
27    Monthly Advances and Servicer Advances                                        0.00                  0.00                  0.00
28    Preference Amount per Sec. 6.06(b)                                            0.00                  0.00                  0.00
29    Servicing compensation per Sec. 7.03                                          0.00                  0.00                  0.00
30    REO Mgmt. & Dispositions per Sec 5.10                                         0.00                  0.00                  0.00
31    Trustee Advances per Sec 11.01                                                0.00                  0.00                  0.00
   ---------------------------------------------------------------------------------------------------------------------------------

6/19/98                                                                                                                  PAGE 2 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 2 (Sub-Pools 3 & 4)
                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1997-4 Group 2 for June 25, 1998, the Remittance date.

                                                   Due period ended: June 1, 1998
   ---------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
                                                        Group 2              Class 2A-1             Class 2A-2         Class R
                                                    --------------         --------------        ----------------    -------------
32 Loans Outstanding - BOM                                   1,477                    585                    892
33 Original Loan Balance                            163,867,572.08          55,167,665.71         108,699,906.37
34 Pre-Funding Account Balance                       35,031,929.74                 142.85          35,031,786.89
35 Initial Overcollaterization                        4,912,078.45           1,243,723.32           3,668,355.13
36 Realized Losses, LTD                                       0.00                   0.00                   0.00
37 Carryforward Amount                                        0.00                   0.00                   0.00
                                                    ------------------------------------------------------------
38 Total Class Principal Balance                    193,987,423.37          53,924,085.24         140,063,338.13
39    Pool Factor per Loan Balance                      81.9337860%            27.5838329%            54.3499532%
40    Pool Factor per Class Balance                     96.9937117%            26.9620426%            70.0316691%
41 Excess Spread                                              0.00                                                       0.00
42 Principal Collection Factor                         100.0000000%            22.5997368%            77.4002632%
43 Additional Principal due                             635,668.94             143,659.51             492,009.43
44 Cross Collateral Withdrawal                                0.00                                                       0.00
45 Cross Collateral Deposit                                   0.00                   0.00                   0.00
46 Interest Remittance @ Pass-Through Rate              944,987.14             262,360.45             682,626.69

   Principal Additions:
47    Number                                                     0                      0                      0
48    Loan transfers from Pre-Funding                         0.00                   0.00                   0.00

   Principal Reductions:
49    Prepayments - Number                                      23                      8                     15
50    Prepayments - Dollar                            2,520,406.48             560,867.34           1,959,539.14
51     Delinquent Loans Repurchased - Number                     0                      0                      0
52     Delinquent Loans Repurchased - Dollar                  0.00                   0.00                   0.00
53    Net Liquidation Proceeds                                0.00                   0.00                   0.00
54    Curtailments                                            0.00                   0.00                   0.00
55    Normal and Excess Payments                         73,641.52              25,380.68              48,260.84
                                                    -------------------------------------------------------------------------
56 Principal Remittance                               2,594,048.00             586,248.02           2,007,799.98
                                                    -------------------------------------------------------------------------
58 Total Principal Remittance                         2,595,653.28             586,390.87           2,009,262.41
59 Additional Principal Reduction                       635,668.94             143,659.51             492,009.43
                                                    -------------------------------------------------------------------------
60 Total Remittance                                   4,176,309.36             992,410.83           3,183,898.53         0.00
                                                    =========================================================================
61 Current Month Realized Loss - Number                          0                      0                      0            0
62 Current Month Realized Loss - Dollar                       0.00                   0.00                   0.00         0.00

   Class Principal Balance - EOM
63 Loans Outstanding - EOM                                    1454                    577                    877
64 Closing Loan Balance                             161,273,524.08          54,581,417.69         106,692,106.39
65 Pre-Funding Account Balance                       35,030,324.46                   0.00          35,030,324.46
66 Additional Principal Reduction, LTD                5,547,747.39           1,387,382.83           4,160,364.56
67 Realized Losses, LTD                                       0.00                   0.00                   0.00
                                                    -------------------------------------------------------------------------
68 Total Class Principal Balance                    190,756,101.15          53,194,034.86         137,562,066.29
69     Pool Factor per Loan Balance                     80.6367620%            27.2907088%            53.3460532%
70     Pool Factor per Class Balance                   276.7098652%            26.5970174%           250.1128478%
     -------------------------------------------------------------------------------------------------------------------------------

6/19/98                                                                                                                  PAGE 3 OF 4


                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 2 (Sub-Pools 3 & 4)
                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1997-4 Group 2 for June 25, 1998, the Remittance date.

                                                   Due period ended: June 1, 1998
   ---------------------------------------------------------------------------------------------------------------------------------
71 Weighted Note Rate - THIS Remittance                   10.35559%             10.32440%               10.37142%
72 Weighted Note Rate - NEXT Remittance                   10.33318%             10.29014%               10.35520%

73 Weighted Average Remaining Term                          354.94                355.36                  354.72

74 Accrual  Period for Libor Rate                        26-May-98     thru    24-Jun-98
75 Days in Related Period                                               30

76 Pass-Through Rate                                                             5.83844%                5.84844%

                                                          Group 2             SUBPOOL 3              SUBPOOL 4
                                                  ----------------         -------------          -------------
77 Original Pool - Principal Balance                142,610,986.32         49,999,948.51           92,611,037.81
78 Original Pool - Pre-Funding Account               61,055,001.48          6,008,198.14           55,046,803.34
79 Original Pool - Initial Overcollateralization      3,665,987.80          1,008,146.65            2,657,841.15

80 Original Pool Total                              200,000,000.00         55,000,000.00          145,000,000.00

81 Original Pool - Number of Loans                           1,271                   531                     740

   ---------------------------------------------------------------------------------------------------------------------------------
   Class 2A-1 Overcollateralization Reconciliation
                                                      Beg.of Month          Current Month           End of Month
                                                  --------------------------------------------------------------
82 Initial Overcollateralization                      1,243,723.32            143,659.51            1,387,382.83
83 Less:  Realized Losses, LTD                                0.00                  0.00                    0.00
                                                  --------------------------------------------------------------
84 Overcollateralization of Principal                 1,243,723.32            143,659.51            1,387,382.83
                                                  ==============================================================

84 Base Overcollateralization Required                                                              2,968,431.77
86 Required Overcollateralization Amount                                                            2,968,431.77

   ---------------------------------------------------------------------------------------------------------------------------------
   Class 2A-2 Overcollateralization Reconciliation
                                                      Beg.of Month          Current Month           End of Month
                                                  --------------------------------------------------------------
87 Initial Overcollateralization                      3,668,355.13            492,009.43            4,160,364.56
88 Less:  Realized Losses, LTD                                0.00                  0.00                    0.00
                                                  --------------------------------------------------------------
89 Overcollateralization of Principal                 3,668,355.13            492,009.43            4,160,364.56
                                                  ==============================================================

90 Base Overcollateralization Required                                                              7,825,865.58
91 Required Overcollateralization Amount                                                            7,825,865.58

   ---------------------------------------------------------------------------------------------------------------------------------

   Current Month Subordinated Amount                Beg.of Month            Current Month          End of Month
                                                  --------------------------------------------------------------

92 Original Group 2 Subordinated Amount*             23,217,922.60                   N/A           23,217,922.60
93 Less: Group 2 Cumulative Realized Losses                   0.00                  0.00                    0.00
94 Plus: Group 2 Cumulative Additional Proceeds               0.00                  0.00                    0.00
                                                  --------------------------------------------------------------
95 Current Group 2 Subordinated Amount               23,217,922.60                  0.00           23,217,922.60
                                                  ==============================================================
   ---------------------------------------------------------------------------------------------------------------------------------

6/19/98                                                                                                                  PAGE 4 OF 4

                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 2 (Sub-Pools 3 & 4)
                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1997-4 Group 2 for June 25, 1998, the Remittance date.

                                                   Due period ended: June 1, 1998
   ---------------------------------------------------------------------------------------------------------------------------------
     Nonrecoverable Advance Reconciliation               Group 2
                                                    --------------
 96 Beginning of Month                                        0.00
 97 Current Month Unpaid Nonrecoverable Advance               0.00
 98 Less: Current Month Reimbursement                         0.00
                                                    --------------
 99 End of Month                                              0.00

   ---------------------------------------------------------------------------------------------------------------------------------
    Class Factors                                        Group 2             Class 1A-1              Class 1A-2
                                                      ------------          ------------            ------------
100 Total Class Principal - Original Pool           200,000,000.00         55,000,000.00          145,000,000.00
101 Interest Remittance Amount                          944,987.14            262,360.45              682,626.69
102 Interest Rate Factor / 1000                           4.724936              4.770190                4.707770

103 Total Principal Collections                       2,594,048.00            586,248.02            2,007,799.98
104 Prefunding Account Excess                             1,605.28                142.85                1,462.43
105 Additional Principal Reduction                      635,668.94            143,659.51              492,009.43
                                                    --------------         -------------          --------------
106 Principal Remittance Amount                       3,231,322.22            730,050.38            2,501,271.84
107 Principal Payment Factor/1000                        16.156611             13.273643               17.250150
108 Current Month Ending Principal Factor               953.780506            967.164270              948.703908

109 Prior Month Ending Principal Factor                 969.937117            980.437913              965.954058


   ---------------------------------------------------------------------------------------------------------------------------------

6/19/98                                                                                                                  PAGE 1 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 1 (Sub-Pools 1 & 2)
                                         In accordance with section 6.08 of the Pooling and
                                            Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1997-4 Group 1 for June 25,1998, the Remittance date.

                                                   Due period ended: June 1, 1998

   ---------------------------------------------------------------------------------------------------------------------------------

                                                         Group 1             Sub-Pool 1              Sub-Pool 2
                                                      ------------          ------------            ------------
   Collections

 1 Total Actual Principal Collections                 1,350,895.48            435,445.26              915,450.22
 2 Total Actual Interest Collections                  1,729,680.64            663,806.46            1,065,874.18
 3 Service Fees Previously Remitted                      67,392.96             26,281.65               41,111.31
 4 Additional Proceeds                                        0.00                  0.00                    0.00
                                                      ------------          ------------            ------------
 5 Total Collections:                                 3,013,183.16          1,072,970.07            1,940,213.09

 6 Pre-Funding Account Transfers                          5,067.62                811.23                4,256.39
 7 Interest Coverage Account Transfer                   358,724.64            165,483.86              193,240.78
 8 Deferred Interest Coverage Account Transfer            7,127.44              3,117.97                4,009.47
                                                      ------------          ------------            ------------
 9 Aggregate Amount Received:                         3,384,102.86          1,242,383.13            2,141,719.73

   Monthly Advances

10 Delinquent Interest Advance                          149,518.58             58,909.65               90,608.93
11 Compensating Interest                                  4,505.43              1,553.18                2,952.25
12 Amounts Held for Future Distributions                      0.00                  0.00                    0.00
13 Cross Collateral Deposit                                   0.00                  0.00                    0.00
14 Reserve Withdrawal per Sec. 6.14                           0.00                  0.00                    0.00
                                                      ------------          ------------            ------------
15 Available Remittance Amount:                       3,538,126.87          1,302,845.96            2,235,280.91

   Fees
16 Service Fees                                          57,180.67             23,984.69               33,195.98
17 Expense Account Deposit:                               6,084.82              2,463.06                3,621.76
                                                      ------------          ------------            ------------
18 Adjusted Remittance Amount:                        3,474,861.38          1,276,398.21            2,198,463.17

   Remaining Amount Available:
19           Adjusted Remittance Amount               3,474,861.38
20           Insured Payments due                             0.00
21           Insurance Account Deposit @ 13 bp
                the Ending Principal Balance             26,367.56
22           Cross Collateral Withdrawal                      0.00
23           Class Remittance Amounts                 3,448,493.82
24           Non-Recoverable Advances not
                Previously Reimbursed                         0.00
                                                     ============
25 Total Remaining Amount Available:                          0.00
                                                     ============

   Reimbursements due Pursuant to Sec. 5.04
26      Servicing Fee                                         0.00                  0.00                    0.00
27      Monthly Advances and Servicer Advances                0.00                  0.00                    0.00
28      Preference Amount per Sec. 6.06(b)                    0.00                  0.00                    0.00
29      Servicing compensation per Sec. 7.03                  0.00                  0.00                    0.00
30      REO Mgmt. & Dispositions per Sec 5.10                 0.00                  0.00                    0.00
31      Trustee Advances per Sec 11.01                        0.00                  0.00                    0.00
   ---------------------------------------------------------------------------------------------------------------------------------

6/19/98                                                                                                                  PAGE 2 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 1 (Sub-Pools 1 & 2)
                                         In accordance with section 6.08 of the Pooling and
                                            Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1997-4 Group 1 for June 25,1998, the Remittance date.

                                                   Due period ended: June 1, 1998
   ---------------------------------------------------------------------------------------------------------------------------------
                                                          Group 1                Class 1A-1            Class 1A-2          Class R
                                                      ---------------          -------------         ----------------    ----------
32  Loans Outstanding - BOM                                     3,178                  1,125                  2,053
33  Original Loan Balance                              203,799,661.07          79,168,186.76         124,631,474.31
34  Pre-Funding Account Balance                         45,469,230.13          21,255,637.73          24,213,592.40
35  Initial Overcollateralization                        4,520,064.90           1,465,045.51           3,055,019.39
36  Realized Losses, LTD                                         0.00                   0.00                   0.00
37  Carryforward Amount                                          0.00                   0.00                   0.00

                                                       ------------------------------------------------------------
38  Total Class Principal Balance                      244,748,826.30          98,958,778.98         145,790,047.32
39       Pool Factor per Loan Balance                      81.5198644%            31.6672747%            49.8525897%
40       Pool Factor per Class Balance                     97.8995305%            39.5835116%            58.3160189%
41  Excess Spread                                                0.00                                                       0.00
42       Principal Collection Factor                      100.0000000%            32.2338232%            67.7661768%
43  Additional Principal due                               886,246.01             285,670.97             600,575.04
44  Cross Collateral Withdrawal                                  0.00                                                       0.00
45  Cross Collateral Deposit                                     0.00                   0.00                   0.00
46  Interest Remittance @ Pass-Through Rate              1,206,284.71             487,243.34             719,041.37

    Principal Additions:
47            Number                                              823                    310                    513
48            Loan transfers from Pre-Funding           45,249,872.67          21,052,854.67          24,197,018.00

    Principal Reductions:
49            Prepayments - Number                                 25                      6                     19
50            Prepayments - Dollar                       1,099,627.53             357,486.54             742,140.99
51            Delinquent Loans Repurchased - Number                 0                      0                      0
52            Delinquent Loans Repurchased - Dollar              0.00                   0.00                   0.00
53            Net Liquidation Proceeds                           0.00                   0.00                   0.00
54            Curtailments                                  12,983.69               6,000.00               6,983.69
55            Normal and Excess Payments                   238,284.26              71,958.72             166,325.54
                                                       -----------------------------------------------------------------------------
56  Principal Remittance                                 1,350,895.48             435,445.26             915,450.22
                                                       -----------------------------------------------------------------------------
57  Total Principal Remittance                           1,355,963.10             436,256.49             919,706.61
58  Additional Principal Reduction                         886,246.01             285,670.97             600,575.04
                                                       -----------------------------------------------------------------------------
59  Total Remittance                                     3,448,493.82           1,209,170.80           2,239,323.02         0.00
60  Current Month Realized Loss - Number                            0                      0                      0            0
61  Current Month Realized Loss - Dollar                         0.00                   0.00                   0.00         0.00

    Class Principal Balance - EOM
62  Loans Outstanding - EOM                                      3976                   1429                   2547
63  Closing Loan Balance                               247,698,638.26          99,785,596.17         147,913,042.09
64  Pre-Funding Account Balance                            214,289.84             201,971.83              12,318.01
65  Additional Principal Reduction, LTD                  5,406,310.91           1,750,716.48           3,655,594.43
66  Realized Losses, LTD                                         0.00                   0.00                   0.00
                                                       -----------------------------------------------------------------------------
67  Total Class Principal Balance                      242,506,617.19          98,236,851.52         144,269,765.67
68       Pool Factor per Loan Balance                      99.0794553%            39.9142385%            59.1652168%
69       Pool Factor per Class Balance                    183.5645063%            39.2947406%           144.2697657%
   ---------------------------------------------------------------------------------------------------------------------------------

6/19/98                                                                                                                  PAGE 3 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 1 (Sub-Pools 1 & 2)
                                         In accordance with section 6.08 of the Pooling and
                                            Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1997-4 Group 1 for June 25,1998, the Remittance date.

                                                   Due period ended: June 1, 1998
   ---------------------------------------------------------------------------------------------------------------------------------
70 Weighted Note Rate - THIS Remittance                      10.93836%           10.76397%                11.04913%
71 Weighted Note Rate - NEXT Remittance                      10.84490%           10.69557%                10.94564%

72 Weighted Average Remaining Term                             239.74              263.25                   223.88

73 Accrual  Period for Libor Rate                           26-May-98   thru    24-Jun-98
74 Days in Related Period                                                30

75 Pass-Through Rate                                                              5.90844%                 5.91844%

                                                           Group 1            SUBPOOL 1                SUBPOOL 2
                                                           -------            ---------                ---------
76 Original Pool - Principal Balance                   180,932,515.76       70,000,198.22           110,932,317.54
77 Original Pool - Pre-Funding Account                  71,848,070.66       31,112,036.36            40,736,034.30
78 Original Pool - Initial Overcollateralization         2,780,586.42        1,112,234.58             1,668,351.84
                                                       -----------------------------------------------------------------------------
79 Original Pool Total                                 250,000,000.00      100,000,000.00           150,000,000.00

80 Original Pool - Number of Loans                              2,841               1,000                    1,841

   Class 1A-1 Overcollateralization Reconciliation
                                                         Beg.of Month       Current Month            End of Month
                                                        ----------------------------------------------------------
81 Initial Overcollateralization                         1,465,045.51          285,670.97             1,750,716.48
82 Less:  Realized Losses, LTD                                   0.00                0.00                     0.00
83 Cross Coallateralzation Deposit, LTD                          0.00                0.00                     0.00
                                                        ----------------------------------------------------------
84 Overcollateralization of Principal                    1,465,045.51          285,670.97             1,750,716.48
                                                        ==========================================================

85 Base Overcollateralization Required*                                                               6,268,958.54
86 Required Overcollateralization Amount                                                              6,268,958.54


   Class 1A-2 Overcollateralization Reconciliation
                                                         Beg.of Month       Current Month            End of Month
                                                        ----------------------------------------------------------
87 Initial Overcollateralization                         3,055,019.39          600,575.04             3,655,594.43
88 Less:  Realized Losses, LTD                                   0.00                0.00                     0.00
89 Cross Coallateralzation Deposit, LTD                          0.00                0.00                     0.00
                                                        ----------------------------------------------------------
90 Overcollateralization of Principal                    3,055,019.39          600,575.04             3,655,594.43
                                                        ==========================================================

91 Base Overcollateralization Required*                                                               9,403,437.82
92 Required Overcollateralization Amount                                                              9,403,437.82


   Current Month Subordinated Amount                     Beg.of Month       Current Month            End of Month
                                                        ----------------------------------------------------------
93 Original Group 1 Subordinated Amount*                31,268,958.54                 N/A            31,268,958.54
94 Less: Group 1 Cumulative Realized Losses                      0.00                0.00                     0.00
95 Plus: Group 1 Cumulative Additional Proceeds                  0.00                0.00                     0.00
                                                        ----------------------------------------------------------
96 Current Group 1 Subordinated Amount                  31,268,958.54                0.00            31,268,958.54
                                                        ==========================================================
   ---------------------------------------------------------------------------------------------------------------------------------

6/19/98                                                                                                                  PAGE 4 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 1 (Sub-Pools 1 & 2)
                                         In accordance with section 6.08 of the Pooling and
                                            Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1997-4 Group 1 for June 25,1998, the Remittance date.

                                                   Due period ended: June 1, 1998
   ---------------------------------------------------------------------------------------------------------------------------------

    Nonrecoverable Advance Reconciliation                   Group 1
                                                       --------------

 97 Beginning of Month                                           0.00
 98 Current Month Unpaid Nonrecoverable Advance                  0.00
 99 Less: Current Month Reimbursement                            0.00
                                                       --------------
100 End of Month                                                 0.00

     Class Factors                                          Group 1            Class 1A-1               Class 1A-2
                                                       --------------      --------------           --------------
101 Total Class Principal - Original Pool              250,000,000.00      100,000,000.00           150,000,000.00
                                                       --------------      --------------           --------------
102 Interest Remittance Amount                           1,206,284.71          487,243.34               719,041.37
103 Interest Rate Factor / 1000                              4.825139            4.872433                 4.793609

104 Total Principal Collections                          1,350,895.48          435,445.26               915,450.22
105 Prefunding Account Excess                                5,067.62              811.23                 4,256.39
106 Additional Principal Reduction                         886,246.01          285,670.97               600,575.04

107 Principal Remittance Amount                          2,242,209.11          721,927.46             1,520,281.65
108 Principal Payment Factor/1000                            8.968836            7.219275                10.135211
109 Current Month Ending Principal Factor                  970.026469          982.368515               961.798437

110 Prior Month Ending Principal Factor                    978.995305          989.587789               971.933648

   ---------------------------------------------------------------------------------------------------------------------------------